QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        I, Peter H. Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted under Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Intraware, Inc. on Form 10-K for the fiscal year ended February 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Intraware, Inc.

Dated: April 30, 2003

                      /s/ PETER H. JACKSON

                      Peter H. Jackson
                       President and Chief Executive Officer of Intraware, Inc.
                      (Principal Executive Officer)

        A signed original of this written statement required by Section 906 has been provided to Intraware, Inc. and will be retained by Intraware, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

         I, Wendy A. Nieto, certify, pursuant to 18 U.S.C. Section 1350, as adopted under Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Intraware, Inc. on Form 10-K for the fiscal year ended February 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Intraware, Inc.

Dated: April 30, 2003

                      /s/ WENDY A. NIETO

                      Wendy A. Nieto
                       Chief Financial Officer and Senior Vice President of Finance of Intraware, Inc.
                      (Principal Finance Officer)

        A signed original of this written statement required by Section 906 has been provided to Intraware, Inc. and will be retained by Intraware, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  Exhibit 99.1
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002